UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-04020
Morgan Stanley California Tax-Free Income Fund
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)       (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2009
Date of reporting period: June 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley California Tax-Free Income Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2009

Total Return for the 6 Months Ended June 30, 2009

				Barclays	Lipper
				Capital	California
				California	Municipal
				Exempt	Debt
Class A	Class B	Class C	Class I	Index[1]	Funds Index[2]
6.38%	6.36%	6.10%	6.60%	4.65%	8.63%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Although economic conditions remained weak in the first six months of 2009, the contraction in growth slowed. The gross domestic product (GDP) annualized growth rate reported during the period showed a decline of 5.5 percent in the first quarter of the year versus a 6.3 percent decline in the fourth quarter of 2008. At the same time, it appeared that many of the programs the government had introduced in late 2008 to enhance market liquidity were beginning to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investors began to assume risk again.

These factors helped all sectors of the fixed income market to rebound in 2009, with the exception of U.S. Treasury securities. After rallying strongly in 2008 amid the flight to quality, the Treasury sector turned in the worst performance of the fixed income market segments in the first half of 2009. Yields rose across the Treasury yield curve, with long maturities experiencing the greatest increases.

The municipal market posted its best year-to-date return in 2009 since 1995. Furthermore, it has done so with less volatility than has been seen in the taxable market. Yield spreads tightened to levels near historical averages across much of the curve. Long maturity municipals performed especially well relative to Treasuries, but since they began the year at historically wide spreads, they still appear to be attractively valued. In a reversal from last year, the high yield segment of the market outpaced the investment grade segment as investors reached for yield. New issue supply overall remained low, measuring approximately half of the volume issued in the first six months of last year.

The state of California continues to struggle with a large budget deficit. In fact, lawmakers in California remain deadlocked over budget compromises and Governor Schwarzenegger has declared a fiscal emergency in the state. Any outcome will likely involve some combination of tax increases and services cuts. For fiscal year 2010, the state is projecting a $21 billion budget gap. California’s economy has historically been more volatile than the nation’s. Accordingly, its economic situation in this downturn appears to be worse than that of other states. In April, California’s seasonally-adjusted unemployment rate was 11 percent and total personal income is expected to decline one percent for fiscal year 2009. Not surprisingly, given these factors, the California municipal bond market has underperformed the national municipal market year to date.

Performance Analysis

All share classes of Morgan Stanley California Tax-Free Income Fund outperformed the Barclays Capital California Exempt Index (the “Index”) and underperformed the Lipper California Municipal Debt Funds Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

The Fund’s outperformance versus the Index was attributable primarily to its positioning in two areas. The portfolio was overweighted longer-dated municipal issues, which resulted in outperformance as the spreads on these issues tightened substantially in the first half of 2009. It also had a larger exposure to lower-rated securities (about 22 percent in BBB or lower rated bonds, compared to 8 percent for the Index), which was advantageous as these securities recovered significantly in the first half of the year.

However, the portfolio’s overweight in zero-coupon municipal bonds detracted slightly from relative performance as spreads on these issues widened relative to full-coupon bonds during the first half of 2009.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP FIVE SECTORS as of 06/30/09
Appropriation	15.6%
General Obligation	14.4
Hospital	12.4

Water/Sewer	11.4
Transportation	9.3

LONG-TERM CREDIT ANALYSIS as of 06/30/09
Aaa/AAA	34.3%
Aa/AA	12.2
A/A	31.8
Baa/BBB	19.8
Ba/BB or Less	1.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments. Long-term credit analysis are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in securities that pay interest exempt from federal and California state income taxes. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., generally invests the Fund’s assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 07/11/84)		(since 07/28/97)		(since 07/28/97)
Symbol	CLFAX		CLFBX		CLFCX		CLFDX
1 Year	–2.64%[3]		–2.60%[3]		–3.17%[3]		–2.29%[3]
	–6.78	[4]	–7.23	[4]	–4.10	[4]	—

5 Years	2.21	[3]	2.32	[3]	1.69	[3]	2.48	[3]
	1.33	[4]	2.00	[4]	1.69	[4]	—

10 Years	3.59	[3]	3.58	[3]	3.05	[3]	3.83	[3]
	3.15	[4]	3.58	[4]	3.05	[4]	—

Since Inception	3.57	[3]	6.13	[3]	3.07	[3]	3.84	[3]
	3.20	[4]	6.13	[4]	3.07	[4]	—

Gross Expense Ratio	0.90		0.89		1.40		0.65

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 4.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See “Conversion Feature” for Class B shares in “Share Class Arrangements” of the Prospectus for more information.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The Barclays Capital California Exempt Index tracks the performance of California issued municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, and with maturities of 2 years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper California Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper California Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper California Municipal Debt Funds classification as of the date of this report.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/09 –
	01/01/09	06/30/09	06/30/09
Class A
Actual (6.38% return)	$1,000.00	$1,063.80	$4.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26
Class B
Actual (6.36% return)	$1,000.00	$1,063.60	$4.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21
Class C
Actual (6.10% return)	$1,000.00	$1,061.00	$6.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.10	$6.76
Class I
Actual (6.60% return)	$1,000.00	$1,066.00	$3.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.82	$3.01

@	Expenses are equal to the Fund’s annualized expense ratios of 0.85%, 0.84%, 1.35% and 0.60% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.90%, 0.92%, 1.40% and 0.65% for Class A, Class B, Class C and Class I shares, respectively. Currently, the Distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver in the future.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were higher but close to the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (99.4%)
	California (94.6%)
$750	Alameda County Joint Powers Authority, 2008 Ser A (FSA Insd)	5.00%	12/01/25	$750,480
1,325	Alameda County Joint Powers Authority, 2008 Ser A (FSA Insd)	5.00	12/01/26	1,315,818
1,590	Alvord Unified School District, 2007 Election, Ser 2008 A (FSA Insd)	5.00	08/01/28	1,587,997
4,000	Anaheim Public Financing Authority, 1997 Ser C (FSA Insd)	6.00	09/01/16	4,423,520
8,000	Antelope Valley Healthcare District, Refg Ser 1997 A (FSA Insd)	5.20	01/01/20	7,524,400
2,500	Bay Area Toll Authority, San Francisco Bay Area Toll Bridge 2008 Ser F-1	5.00	04/01/39	2,398,950
1,465	Beverly Hills Unified School District, 2008 Election Ser 2009 (a)	0.00	08/01/26	592,402
3,045	Beverly Hills Unified School District, 2008 Election Ser 2009 (a)	0.00	08/01/32	841,333
5,000	California County Tobacco Securitization Agency, Los Angeles County Securitization Corp Ser 2006 (a)	0.00 (b)	06/01/28	3,046,650
2,000	California Educational Facilities Authority, California College of the Arts Ser 2005	5.00	06/01/35	1,284,040
2,000	California Educational Facilities Authority, Pitzer College Ser 2005 A	5.00	04/01/35	1,748,660
2,000	California Educational Facilities Authority, University of Redlands Ser 2005 A	5.00	10/01/35	1,746,600
5,000	California Educational Facilities Authority, University of San Diego Ser 1998 (AMBAC Insd)	5.00	10/01/22	4,914,100
4,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center Ser 2005	5.00	11/15/27	3,700,560
5,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center Ser 2005	5.00	11/15/34	4,358,100
2,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 A	5.25	04/01/39	1,795,400
2,000	California Infrastructure & Economic Development Bank, California Science Center Foundation Phase II Ser 2006 B (FGIC Insd)	5.00	05/01/31	1,745,000
5,000	California Infrastructure & Economic Development Bank, Kaiser Hospital Ser 2001 A	5.55	08/01/31	4,887,750
1,000	California Municipal Finance Authority, American Heritage Education Foundation Ser 2006 A	5.25	06/01/26	797,230
2,000	California Public Works Board, Butterfield State Office 2005 Ser A	5.25	06/01/30	1,791,800
4,000	California Public Works Board, Department of Corrections Refg 1993 Ser A (AMBAC Insd)	5.00	12/01/19	4,020,160
17,730	California State Department of Water Resources, Center Valley Ser Y (FGIC Insd)	5.00	12/01/25	18,231,227
5,000	California Statewide Communities Development Authority, Adventist Health Ser 2005 A	5.00	03/01/30	4,238,750
1,050	California Statewide Communities Development Authority, Cedars-Sinai Medical Center Ser 1992 (COPs)	6.50	08/01/12	1,114,680
2,000	California, Various Purpose Dtd 04/01/02	6.00	04/01/19	2,137,580
5,000	California, Various Purpose Ser 2009	5.75	04/01/31	4,842,800

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$735	Clovis Unified School District, Election of 2004 Ser A (NATL-RE FGIC Insd) (a)	0.00%	08/01/29	$198,369
1,000	Corona-Norco Unified School District, Election of 2006 Ser B (AGC Insd) (a)	0.00	08/01/24	411,940
1,000	Corona-Norco Unified School District, Election of 2006 Ser B (AGC Insd) (a)	0.00	08/01/25	383,360
1,525	Corona-Norco Unified School District, Election of 2006 Ser B (AGC Insd) (a)	0.00	08/01/26	542,641
1,500	Corona-Norco Unified School District, Election of 2006 Ser B (AGC Insd) (a)	0.00	08/01/27	494,550
360	Corona-Norco Unified School District, Election of 2006 Ser B (AGC Insd) (a)	0.00	08/01/28	110,398
13,000	Duarte, City of Hope National Medical Center Ser 1999 A (COPs)	5.25	04/01/19	13,044,200
4,430	El Segundo Unified School District, Election of 2008 Ser A (a)	0.00	08/01/33	916,434
1,500	Fontana Public Financing Authority, Tax Allocation Ser 2003 A (AMBAC Insd)	5.375	09/01/25	1,399,275
9,445	Fontana Unified School District, Election of 2006, Ser B (FSA Insd) (a)	0.00	02/01/33	2,016,507
5,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999 (NATL-RE Insd)	5.125	01/15/19	4,366,250
14,000	Foothill/Eastern Transportation Corridor Agency, Toll Road Ser 1999 (a)	0.00 (b)	01/15/23	12,247,060
5,350	Gilroy Unified School District, Election of 2008 Ser A (AGC Insd) (a)	0.00	08/01/29	1,448,994
3,650	Gilroy Unified School District, Election of 2008 Ser A (AGC Insd) (a)	0.00	08/01/31	856,947
4,425	Golden State Tobacco Securitization Corporation, Asset Backed Ser 2007 A-1	5.75	06/01/47	2,672,302
2,500	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A	5.00	06/01/45	2,033,575
4,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A-1	5.125	06/01/47	2,165,040
6,750	Grossmont Union High School District, Election of 2004, Ser 2006 (NATL-RE Insd) (a)	0.00	08/01/24	2,631,690
1,750	Huntington Beach Union High School District, Ser 2004 (FSA Insd)	5.00	08/01/27	1,761,638
2,000	Independent Cities Lease Financing Authority, San Juan Mobile Estates Ser 2006 A	5.125	05/15/41	1,393,800
780	Indio Redevelopment Agency, Tax Allocation Ser 2008 A	5.25	08/15/27	701,509
470	Indio Redevelopment Agency, Tax Allocation Ser 2008 A	5.25	08/15/28	418,422
1,700	Kern County Water Agency Improvement District No. 4, Ser 2008 A (COPs) (AGC Insd)	5.00	05/01/28	1,669,366
5,000	Loma Linda, Loma Linda University Medical Center Ser 2005 A	5.00	12/01/20	4,310,800
20,000	Long Beach Financing Authority, Ser 1992 (AMBAC Insd)	6.00	11/01/17	22,561,200
15,000	Los Angeles Department of Water & Power, Ser 2001- A (FSA Insd)	5.25	07/01/22	15,414,750
5,000	Los Angeles Department of Water & Power, Ser 2001 A	5.125	07/01/41	4,828,500
3,000	Los Angeles Municipal Improvement Corporation, Police Headquarters Ser 2006 – A (FGIC Insd)	4.75	01/01/31	2,768,070

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$5,000	Los Angeles, Ser 2004 A (NATL-RE Insd)	5.00%	09/01/24	$5,125,450
1,815	Los Angeles Unified School District, Election of 2004 Ser I	5.25	07/01/22	1,887,328
10,000	Los Angeles Wastewater, Refg Ser 2003 B (FSA Insd) (d)	5.00	06/01/22	10,202,300
7,500	Madera County, Valley Children’s Hospital Ser 1995 (COPs) (NATL-RE Insd)	6.50	03/15/15	8,105,250
940	Menifee Union School District, 2008 Election Ser C (AGC Insd) (a)	0.00	08/01/35	169,322
1,050	Menifee Union School District, 2008 Election Ser C (AGC Insd) (a)	0.00	08/01/37	162,277
840	Moorpark Unified School District, 2008 Election Ser A (AGC Insd) (a)	0.00	08/01/31	202,776
850	Oakland Joint Powers Financing Authority, Oakland Administration Buildings Refg 2008 B (AGC Insd)	5.00	08/01/25	842,545
1,215	Oakland Joint Powers Financing Authority, Oakland Administration Buildings Refg 2008 B (AGC Insd)	5.00	08/01/26	1,190,348
6,250	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (a)	0.00	08/01/44	599,750
6,715	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (a)	0.00	08/01/45	601,865
7,050	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (a)	0.00	08/01/46	589,803
1,700	Patterson Joint Unified School District, 2008 Election Ser B (FSA Insd) (a)	0.00	08/01/47	132,770
2,155	Placer County Water Agency, Refg Ser 2008 (COPs) (FSA Insd)	4.75	07/01/29	2,050,741
1,000	Port of Oakland, 2002 Ser L (AMT) (NATL-RE FGIC Insd)	5.00	11/01/21	917,390
2,530	Poway Unified School District Public Financing Authority, Ser 2007 (AMBAC Insd)	4.625	09/15/42	1,927,303
6,460	Poway Unified School District, School Facilities Improvement District #2007-1, 2008 Election Ser A (a)	0.00	08/01/32	1,426,691
2,515	Roseville Joint Union High School District, Election of 2004, Ser 2007 C (FSA Insd) (a)	0.00	08/01/24	1,018,424
1,970	Roseville Joint Union High School District, Election of 2004, Ser 2007 C (FSA Insd) (a)	0.00	08/01/25	739,814
1,350	Roseville Joint Union High School District, Election of 2004, Ser 2007 C (FSA Insd) (a)	0.00	08/01/26	468,031
2,000	San Diego County, Burnham Institute for Medical Research Ser 2006 (COPs)	5.00	09/01/34	1,434,120
5,000	San Francisco Airports Commission, San Francisco Int’l Airport Second Ser Refg Issue 27B (FGIC Insd)	5.125	05/01/26	4,952,400
4,000	San Francisco City and County, City Buildings Ser 2007 A (COPs) (FGIC Insd)	4.50	09/01/37	3,425,080
8,000	San Francisco City and County, Laguna Honda Hospital (FSA Insd)	5.00	06/15/30	8,020,720
4,000	San Francisco Public Utilities Commission, Water 2002 Ser A (NATL-RE Insd)	5.00	11/01/20	4,077,200
6,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Refg Ser 1997 A (NATL-RE Insd) (a)	0.00	01/15/15	4,281,060
10,000	San Joaquin Hills Transportation Corridor Agency, Toll Road Senior Lien Ser 1993	5.00	01/01/33	6,140,300
10,000	San Jose Airport, Ser 2001 A (FGIC Insd)	5.00	03/01/25	9,458,500

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$1,385	Santa Monica Community College District, 2002 Election, 2007 Ser A (FGIC Insd) (a)	0.00%		08/01/22	$665,825
1,385	Santa Monica Community College District, 2002 Election, 2007 Ser A (FGIC Insd) (a)	0.00		08/01/23	613,666
1,385	Santa Monica Community College District, 2002 Election, 2007 Ser A (FGIC Insd) (a)	0.00		08/01/24	569,041
1,380	Santa Monica Community College District, 2002 Election, 2007 Ser A (FGIC Insd) (a)	0.00		08/01/25	526,567
1,745	School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (FGIC Insd) (a)	0.00		08/01/30	443,230
2,040	School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (FGIC Insd) (a)	0.00		08/01/31	480,685
6,395	School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (FGIC Insd) (a)	0.00		08/01/32	1,421,225
4,770	School Facilities Financing Authority, Grant Joint Union High School District Ser 2008 A (FGIC Insd) (a)	0.00		08/01/33	991,158
3,480	Simi Valley Unified School District, Election of 2004, Ser 2007C (FSA Insd) (a)	0.00		08/01/28	1,014,803
2,765	Simi Valley Unified School District, Election of 2004, Ser 2007C (FSA Insd) (a)	0.00		08/01/30	655,250
3,500	Southern California Public Power Authority, Mead-Adelanto 1994 Ser A (AMBAC Insd)	8.405	(e)	07/01/15	4,292,680
2,500	Southern California Public Power Authority, Mead-Phoenix 1994 Ser A (AMBAC Insd)	8.405	(e)	07/01/15	3,066,200
2,750	Southern California Public Power Authority, Transmission Refg Ser 2002 A (FSA Insd)	5.25		07/01/18	2,904,523
5,000	Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corporation Ser 2005 A-1	5.50		06/01/45	2,906,700
4,000	Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corporation Ser 2006 A-1	5.00		06/01/37	2,409,200
2,050	Tustin Unified School District, School Facilities Improvement District No 2002-1, 2002 Election Ser 2008 C (FSA Insd)	5.00		06/01/28	2,055,760
1,700	Twin Rivers Unified School District, Ser 2009 (BANs) (a)	0.00		04/01/14	1,323,960
10,000	University of California, Ser 2007 J (FSA Insd)	4.50		05/15/31	9,018,600
5,000	University of California, Ser 2007 J (FSA Insd)	4.50		05/15/35	4,370,000
4,685	Yosemite Community College District, Election of 2004 Ser 2008 C (FSA Insd) (a)	0.00		08/01/24	1,964,186

					311,446,391

	Guam (0.2%)
660	Guam Government Limited Obligation (Section 30), Ser 2009 A	5.625		12/01/29	636,313

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE		VALUE
	Puerto Rico (4.1%)
$6,365	Puerto Rico Commonwealth, Ser 1998	4.75%		07/01/23		$5,482,684
2,000	Puerto Rico Electric Power Authority, Refg Ser TT	5.00		07/01/37		1,713,520
3,680	Puerto Rico Public Buildings Authority, 2002 Ser D (AMBAC Insd) (a)	0.00	(b)	07/01/17	(c)	3,541,853
1,320	Puerto Rico Public Buildings Authority, 2002 Ser D (AMBAC Insd) (a)	0.00	(b)	07/01/31		962,781
1,685	Puerto Rico Sales Tax Financing Corp, SubSer 2009 A	5.00		08/01/39		1,705,540

						13,406,378

	Virgin Islands (0.5%)
1,675	Virgin Islands Public Finance Authority, Matching Fund Loan-Diago, Ser 2009 A (WI)	6.625		10/01/29		1,676,005

	Total Tax-Exempt Municipal Bonds (Cost $346,786,223)					327,165,087
	Short-Term California Tax-Exempt Municipal Obligation (0.1%)
300	California Housing Finance Agency, Multifamily Housing Ser 2008 A (Demand 07/01/09) (Cost $300,000)	0.25	(f)	08/01/40		300,000

	Total Investments (Cost $347,086,223) (g) (h)			99.5%		327,465,087
	Other Assets in Excess of Liabilities			0.5		1,772,841

	Net Assets			100.0%		$329,237,928

AMT	Alternative Minimum Tax.
BANs	Bond Anticipation Notes.
COPs	Certificates of Participation.
WI	Security purchased on a when-issued basis.
(a)	Capital appreciation bond.
(b)	Security is a “step-up” bond where the coupon increases on a predetermined future date.
(c)	Prerefunded to call date shown.
(d)	A portion of this security has been physically segregated in connection with open futures contracts.
(e)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in an inverse floating rate municipal obligation has a total value of $7,358,880 which represents 2.2% of net assets.
(f)	Current coupon of variable rate demand obligation.
(g)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(h)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $9,254,028 and the aggregate gross unrealized depreciation is $28,875,164, resulting in net unrealized depreciation of $19,621,136.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Corporation.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Portfolio of Investments -   June 30, 2009 (unaudited) continued

Futures Contracts Open at June 30, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
138	Long	U.S. Treasury Note Future 10 Year September 2009	$16,044,657	$263,473
19	Long	U.S. Treasury Note Future 2 Year September 2009	4,108,156	15,098
14	Short	U.S. Treasury Note Future 5 Year September 2009	(1,606,063)	(5,327)
346	Short	U.S. Treasury Bond Future 20 Year September 2009	(40,952,345)	(596,401)

		Net Unrealized Depreciation		$(323,157)

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $347,086,223)	$327,465,087
Cash	29,528
Receivable for:
Interest	3,975,439
Shares of beneficial interest sold	77,447
Variation margin	42,876
Receivable from Distributor	187,055
Prepaid expenses and other assets	42,439

Total Assets	331,819,871

Liabilities:
Payable for:
Investment purchased	1,651,852
Shares of beneficial interest redeemed	475,672
Dividends to shareholders	171,109
Investment advisory fee	125,532
Administration fee	23,481
Transfer agent fee	20,265
Accrued expenses and other payables	114,032

Total Liabilities	2,581,943

Net Assets	$329,237,928

Composition of Net Assets:
Paid-in-capital	$353,561,264
Net unrealized depreciation	(19,944,293)
Accumulated undistributed net investment income	307,332
Accumulated net realized loss	(4,686,375)

Net Assets	$329,237,928

Class A Shares:
Net Assets	$22,338,886
Shares Outstanding (unlimited authorized, $.01 par value)	2,099,419
Net Asset Value Per Share	$10.64

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$11.11

Class B Shares:
Net Assets	$262,084,531
Shares Outstanding (unlimited authorized, $.01 par value)	24,468,446
Net Asset Value Per Share	$10.71

Class C Shares:
Net Assets	$16,937,181
Shares Outstanding (unlimited authorized, $.01 par value)	1,582,778
Net Asset Value Per Share	$10.70

Class I Shares:
Net Assets	$27,877,330
Shares Outstanding (unlimited authorized, $.01 par value)	2,611,383
Net Asset Value Per Share	$10.68

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2009 (unaudited)

Net Investment Income:
Interest Income	$9,387,411

Expenses
Investment advisory fee	796,056
Distribution fee (Class A shares)	28,674
Distribution fee (Class B shares)	370,581
Distribution fee (Class C shares)	64,692
Administration fee	135,499
Transfer agent fees and expenses	63,715
Professional fees	46,359
Shareholder reports and notices	29,576
Trustees’ fees and expenses	7,207
Custodian fees	5,596
Registration fees	5,121
Other	22,595

Total Expenses	1,575,671
Less: amounts waived/reimbursed	(95,481)
Less: distribution fee rebate (Class B shares)	(46,578)

Net Expenses	1,433,612

Net Investment Income	7,953,799

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(4,084,863)
Futures contracts	2,035,321

Net Realized Loss	(2,049,542)

Change in Unrealized Appreciation/Depreciation on:
Investments	15,530,398
Futures contracts	87,572

Net Change in Unrealized Appreciation/Depreciation	15,617,970

Net Gain	13,568,428

Net Increase	$21,522,227

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,953,799	$17,524,287
Net realized loss	(2,049,542)	(1,951,662)
Net change in unrealized appreciation/depreciation	15,617,970	(52,662,162)

Net Increase (Decrease)	21,522,227	(37,089,537)

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(534,893)	(1,061,145)
Class B shares	(6,299,462)	(13,803,126)
Class C shares	(358,805)	(803,091)
Class I shares	(701,578)	(1,989,266)
Net realized gain
Class A shares	—	(93,086)
Class B shares	—	(1,104,557)
Class C shares	—	(71,031)
Class I shares	—	(127,822)

Total Dividends and Distributions	(7,894,738)	(19,053,124)

Net decrease from transactions in shares of beneficial interest	(20,051,807)	(49,269,967)

Net Decrease	(6,424,318)	(105,412,628)
Net Assets:
Beginning of period	335,662,246	441,074,874

End of Period (Including accumulated undistributed net investment income of $307,332 and $248,271, respectively)	$329,237,928	$335,662,246

See Notes to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on April 9, 1984 and commenced operations on July 11, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period January 1, 2009 to January 20, 2009, the Fund assessed a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees of the Fund approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest income” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” in the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At June 30, 2009, the Fund did not hold any floating rate note and dealer trusts obligations.

E. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Interest Rate Swaps — The Fund may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swaps on a daily basis. This net amount is recorded within realized gains/losses on swaps contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 26, 2009, the date of issuance of these financial statements.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund’s net assets determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $500 million; 0.445% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.42% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.37% to the portion of the daily net assets in excess of $1.25 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The Investment Adviser has voluntarily agreed to cap the Fund’s operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Such voluntary waivers may be terminated at any time without notice.
3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund’s inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C – up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of June 30, 2009.

At June 30, 2009, included in the Statement of Assets and Liabilities, is a receivable from the Fund’s Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a “reimbursement plan”, the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of June 30, 2009.

The Distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver in the future. For the six months ended June 30, 2009, the Distribution fee was accrued for Class B shares at the annual rate of 0.24%.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $128, $20,000 and $54, respectively and received $3,997 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2009 aggregated $30,328,055 and $42,714,428, respectively. Included in the aforementioned transactions are sales of $3,040,000 with other Morgan Stanley funds including net realized gains of $93,657.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,945. At June 30, 2009, the Fund had an accrued pension liability of $58,092 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2009		DECEMBER 31, 2008
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	84,402	$901,869	447,693	$5,000,255
Conversion from Class B	4,786	51,025	—	—
Reinvestment of dividends and distributions	47,385	507,763	98,336	1,090,089
Redeemed	(265,863)	(2,854,897)	(400,956)	(4,492,926)

Net increase (decrease) – Class A	(129,290)	(1,394,240)	145,073	1,597,418

CLASS B SHARES
Sold	329,086	3,560,135	369,153	4,193,781
Conversion to Class A	(4,755)	(51,025)	—	—
Reinvestment of dividends and distributions	538,334	5,807,783	1,234,380	13,801,430
Redeemed	(2,352,914)	(25,393,271)	(4,579,774)	(51,381,817)

Net decrease – Class B	(1,490,249)	(16,076,378)	(2,976,241)	(33,386,606)

CLASS C SHARES
Sold	34,618	375,391	136,300	1,594,645
Reinvestment of dividends and distributions	31,694	341,564	73,788	824,051
Redeemed	(146,202)	(1,574,154)	(463,698)	(5,211,440)

Net decrease – Class C	(79,890)	(857,199)	(253,610)	(2,792,744)

CLASS I SHARES
Sold	—	—	137,098	1,599,917
Reinvestment of dividends and distributions	60,891	654,672	177,369	1,984,420
Redeemed	(221,948)	(2,378,662)	(1,674,119)	(18,272,372)

Net decrease – Class I	(161,057)	(1,723,990)	(1,359,652)	(14,688,035)

Net decrease in Fund	(1,860,486)	$(20,051,807)	(4,444,430)	$(49,269,967

6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended June 30, 2009, the Fund did not have an expense offset.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), book amortization of discounts on debt securities and mark-to-market of open futures contracts.
9. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Tax-Exempt Municipal Bonds	$327,165,087	—	$327,165,087	—
Short-Term Tax-Exempt Municipal Obligation	300,000	—	300,000	—
Futures	278,571	$278,571	—	—

Total	$327,743,658	$278,571	$327,465,087	—

Liabilities:
Futures	$(601,728)	$(601,728)	—	—

10. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund:

Futures Contracts  To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

Transactions in futures contracts for the six months ended June 30, 2009, were as follows:

CONTRACTS
Futures outstanding at beginning of the period	1,421
Futures opened	3,256
Futures closed	(4,160)

Futures outstanding at June 30, 2009	517

Interest Rate Swaps The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the six months ended June 30, 2009.

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE		BALANCE SHEET LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$278,571	†	Variation margin	$(601,728	)†

† Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley California Tax-Free Income Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the period ended June 30, 2009 in accordance with SFAS 161.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES
Interest Rate Risk	$2,035,321

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES
Interest Rate Risk	$87,572

11. Accounting Pronouncements
On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 9 of the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley California Tax-Free Income Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007	2006	2005	2004
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.23		$11.83		$12.16	$12.16	$12.46	$12.58

Income (loss) from investment operations:
Net investment income	0.25		0.49		0.50	0.49	0.52	0.54
Net realized and unrealized gain (loss)	0.41		(1.56)		(0.31)	0.06	(0.10)	(0.02)

Total income (loss) from investment operations	0.66		(1.07)		0.19	0.55	0.42	0.52

Less dividends and distributions from:
Net investment income	(0.25)		(0.49)		(0.49)	(0.49)	(0.51)	(0.53)
Net realized gain	—		(0.04)		(0.03)	(0.06)	(0.21)	(0.11)

Total dividends and distributions	(0.25)		(0.53)		(0.52)	(0.55)	(0.72)	(0.64)

Net asset value, end of period	$10.64		$10.23		$11.83	$12.16	$12.16	$12.46

Total Return(1)	6.38%(5)		(9.28)%		1.62%	4.64%	3.44%	4.26%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.85%(3	)(6)	0.86%(3	)(4)	1.00%(3)	0.86%(3)	0.86%(3)	0.81%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.85%(6)		0.86%(4)		0.84%	0.85%	0.86%	0.81%
Net investment income	4.69%(3	)(6)	4.33%(3	)(4)	4.12%(3)	4.06%(3)	4.11%(3)	4.29%
Supplemental Data:
Net assets, end of period, in thousands	$22,339		$22,799		$24,645	$299,414	$329,938	$19,203
Portfolio turnover rate	9%(5)		10%		5%	5%	23%	10%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall fund ratios for investment income and non-class specific expenses.
(3)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	0.90%	4.64%
December 31, 2008	0.90	4.29
December 31, 2007	1.04	4.08
December 31, 2006	0.89	4.02
December 31, 2005	0.87	4.10

(4)	Does not reflect the effect of expense offset of $0.01%.
(5)	Not annualized.
(6)	Annualized.

See Note to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007	2006	2005	2004
	(unaudited)

Class B Shares
Selected Per Share Data:

Net asset value, beginning of period	$10.30		$11.91		$12.24	$12.24	$12.52	$12.65

Income (loss) from investment operations:
Net investment income	0.25		0.50		0.50	0.52	0.54	0.54
Net realized and unrealized gain (loss)	0.41		(1.57)		(0.30)	0.05	(0.08)	(0.02)

Total income (loss) from investment operations	0.66		(1.07)		0.20	0.57	0.46	0.52

Less dividends and distributions from:
Net investment income	(0.25)		(0.50)		(0.50)	(0.51)	(0.53)	(0.54)
Net realized gain	—		(0.04)		(0.03)	(0.06)	(0.21)	(0.11)

Total dividends and distributions	(0.25)		(0.54)		(0.53)	(0.57)	(0.74)	(0.65)

Net asset value, end of period	$10.71		$10.30		$11.91	$12.24	$12.24	$12.52

Total Return(1)	6.36%(6)		(9.23)%		1.65%	4.81%	3.74%	4.22%

Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.84%(4	)(7)	0.85%(4	)(5)	0.97%(4)	0.69%(4)	0.68%(4)	0.78%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.84%(7)		0.85%(5)		0.81%	0.68%	0.68%	0.78%(3)
Net investment income.	4.70%(4	)(7)	4.34%(4	)(5)	4.15%(4)	4.23%(4)	4.29%(4)	4.32%(3)

Supplemental Data:
Net assets, end of period, in thousands	$262,085		$267,308		$344,606	$132,162	$159,221	$526,026
Portfolio turnover rate	9%(6)		10%		5%	5%	23%	10%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall fund ratios for investment income and non-class specific expenses.
(3)	If the Fund had borne all of its expenses that were reimbursed by the Distributor, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME RATIO
December 31, 2004	1.03%	4.07%

(4)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	0.92%	4.62%
December 31, 2008	0.89	4.30
December 31, 2007	1.01	4.11
December 31, 2006	0.72	4.19
December 31, 2005	0.69	4.28

(5)	Does not reflect the effect of expense offset of $0.01%.
(6)	Not annualized.
(7)	Annualized.

See Note to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007	2006	2005	2004
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.29		$11.90		$12.23	$12.23	$12.52	$12.65

Income (loss) from investment operations:
Net investment income	0.22		0.44		0.44	0.43	0.45	0.47
Net realized and unrealized gain (loss)	0.41		(1.57)		(0.30)	0.06	(0.08)	(0.02)

Total income (loss) from investment operations	0.63		(1.13)		0.14	0.49	0.37	0.45

Less dividends and distributions from:
Net investment income	(0.22)		(0.44)		(0.44)	(0.43)	(0.45)	(0.47)
Net realized gain	—		(0.04)		(0.03)	(0.06)	(0.21)	(0.11)

Total dividends and distributions	(0.22)		(0.48)		(0.47)	(0.49)	(0.66)	(0.58)

Net asset value, end of period	$10.70		$10.29		$11.90	$12.23	$12.23	$12.52

Total Return(1)	6.10%(5)		(9.74)%		1.14%	4.12%	2.97%	3.61%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	1.35%(3	)(6)	1.36%(3	)(4)	1.50%(3)	1.36%(3)	1.36%(3)	1.36%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.35%(6)		1.36%(4)		1.34%	1.35%	1.36%	1.36%
Net investment income	4.19%(3	)(6)	3.83%(3	)(4)	3.62%(3)	3.56%(3)	3.61%(3)	3.74%
Supplemental Data:
Net assets, end of period, in thousands	$16,937		$17,105		$22,800	$23,320	$26,385	$27,519
Portfolio turnover rate	9%(5)		10%		5%	5%	23%	10%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall fund ratios for investment income and non-class specific expenses.
(3)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	1.40%	4.14%
December 31, 2008	1.40	3.79
December 31, 2007	1.54	3.58
December 31, 2006	1.39	3.52
December 31, 2005	1.37	3.60

(4)	Does not reflect the effect of expense offset of $0.01%.
(5)	Not annualized.
(6)	Annualized.

See Note to Financial Statements

Morgan Stanley California Tax-Free Income Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009		2008		2007	2006	2005	2004
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.26		$11.86		$12.20	$12.20	$12.49	$12.61

Income (loss) from investment operations:
Net investment income	0.26		0.52		0.53	0.53	0.54	0.56
Net realized and unrealized gain (loss)	0.42		(1.56)		(0.32)	0.05	(0.08)	(0.01)

Total income (loss) from investment operations	0.68		(1.04)		0.21	0.58	0.46	0.55

Less dividends and distributions from:
Net investment income	(0.26)		(0.52)		(0.52)	(0.52)	(0.54)	(0.56)
Net realized gain	—		(0.04)		(0.03)	(0.06)	(0.21)	(0.11)

Total dividends and distributions	(0.26)		(0.56)		(0.55)	(0.58)	(0.75)	(0.67)

Net asset value, end of period	$10.68		$10.26		$11.86	$12.20	$12.20	$12.49

Total Return(1)	6.60%(5)		(9.02)%		1.80%	4.90%	3.74%	4.48%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.60%(3	)(6)	0.61%(3	)(4)	0.76%(3)	0.61%(3)	0.61%(3)	0.61%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.60%(6)		0.61%(4)		0.60%	0.60%	0.61%	0.61%
Net investment income	4.94%(3	)(6)	4.58%(3	)(4)	4.36%(3)	4.31%(3)	4.36%(3)	4.49%
Supplemental Data:
Net assets, end of period, in thousands	$27,877		$28,450		$49,024	$53,954	$53,857	$58,399
Portfolio turnover rate	9%(5)		10%		5%	5%	23%	10%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall fund ratios for investment income and non-class specific expenses.
(3)	If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED:	RATIO	INCOME RATIO
June 30, 2009	0.65%	4.89%
December 31, 2008	0.65	4.54
December 31, 2007	0.80	4.32
December 31, 2006	0.64	4.27
December 31, 2005	0.62	4.35

(4)	Does not reflect the effect of expense offset of $0.01%.
(5)	Not annualized.
(6)	Annualized.

See Note to Financial Statements

Morgan Stanley California Tax-Free Income Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

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•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a non-affiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

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information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?
We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?
You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at 800.350.6414 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your

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direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
California Tax-Free
Income Fund

Semiannual
Report

June 30, 2009

CLFSAN
IU09-03581P-Y06/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley California Tax-Free Income Fund
/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
August 20, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 20, 2009

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